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Exhibit 99.2

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

        Pursuant to 18 U.S.C. §1350, I, the undersigned Chief Financial Officer of Witness Systems, Inc. (the "Company"), hereby certify to my knowledge and belief that the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 13, 2002
	By:	/s/ WILLIAM F. EVANS WILLIAM F. EVANS EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

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  Exhibit 99.2
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002